                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. BECKER DRAPKIN PARTNERS (QP), L.P.
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         Item                                  Information
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Name:                         BECKER DRAPKIN PARTNERS (QP), L.P.
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Address:                      500 Crescent Court, Suite 230, Dallas, Texas 75201
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Designated Filer:             Becker Drapkin Management, L.P.
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Date of Event Requiring       August 24, 2012
Statement(Month/Day/Year):
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Issuer Name and Ticker or     Pixelworks, Inc. [PXLW]
Trading Symbol:
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Relationship of Reporting     10% Owner
Person(s) to Issuer:
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If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):
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Individual or Joint/          Form filed by More than One Reporting Person
Group Filing:
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Signature:                    By:     Becker Drapkin Management, L.P.
                              Its:    General Partner

                              By:     BC Advisors, LLC
                              Its:    General Partner

                              By:     /s/ Ashley Sekimoto
                                       ---------------------
                              Name:   Ashley Sekimoto
                              Title:  Attorney-in-Fact
                              Date:   August 28, 2012
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2. BECKER DRAPKIN PARTNERS, L.P.

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         Item                                  Information
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Name:                         BECKER DRAPKIN PARTNERS, L.P.
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Address:                      500 Crescent Court, Suite 230, Dallas, Texas 75201
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Designated Filer:             Becker Drapkin Management, L.P.
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Date of Event Requiring       August 24, 2012
Statement(Month/Day/Year):
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Issuer Name and Ticker or     Pixelworks, Inc. [PXLW]
Trading Symbol:
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Relationship of Reporting     10% Owner
Person(s) to Issuer:
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If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):
--------------------------------------------------------------------------------
Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:
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Signature:                    By:      Becker Drapkin Management, L.P.
                              Its:     General Partner

                              By:      BC Advisors, LLC
                              Its:     General Partner

                              By:      /s/ Ashley Sekimoto
                                       ----------------------
                              Name:    Ashley Sekimoto
                              Title:   Attorney-in-Fact
                              Date:    August 28, 2012
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3. BD PARTNERS IV, L.P.

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         Item                                  Information
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Name:                         BD PARTNERS IV, L.P.
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Address:                      500 Crescent Court, Suite 230, Dallas, Texas 75201
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Designated Filer:             Becker Drapkin Management, L.P.
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Date of Event Requiring       August 24, 2012
Statement(Month/Day/Year):
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Issuer Name and Ticker or     Pixelworks, Inc. [PXLW]
Trading Symbol:
--------------------------------------------------------------------------------
Relationship of Reporting     10% Owner
Person(s) to Issuer:
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If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):
--------------------------------------------------------------------------------
Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:
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Signature:                    By:      Becker Drapkin Management, L.P.
                              Its:     General Partner

                              By:      BC Advisors, LLC
                              Its:     General Partner

                              By:      /s/ Ashley Sekimoto
                                       ----------------------
                              Name:    Ashley Sekimoto
                              Title:   Attorney-in-Fact
                              Date:    August 28, 2012
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4.  BC ADVISORS, LLC

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         Item                                  Information
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Name:                         BC ADVISORS, LLC
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Address:                      500 Crescent Court, Suite 230, Dallas, Texas 75201
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Designated Filer:             Becker Drapkin Management, L.P.
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Date of Event Requiring       August 24, 2012
Statement (Month/Day/Year):
--------------------------------------------------------------------------------
Issuer Name and Ticker or     Pixelworks, Inc. [PXLW]
Trading Symbol:
--------------------------------------------------------------------------------
Relationship of Reporting     10% Owner
Person(s) to Issuer:
--------------------------------------------------------------------------------
If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):
--------------------------------------------------------------------------------
Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:
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Signature:
                              By:      /s/ Ashley Sekimoto
                                       ---------------------
                              Name:    Ashley Sekimoto
                              Title:   Attorney-in-Fact
                              Date:    August 28, 2012
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5.  STEVEN R. BECKER

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         Item                                  Information
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Name:                         STEVEN R. BECKER
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Address:                      500 Crescent Court, Suite 230, Dallas, Texas 75201
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Designated Filer:             Becker Drapkin Management, L.P.
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Date of Event Requiring       August 24, 2012
Statement(Month/Day/Year):
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Issuer Name and Ticker or     Pixelworks, Inc. [PXLW]
Trading Symbol:
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Relationship of Reporting     Director and 10% Owner
Person(s) to Issuer:
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If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):
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Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:
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Signature:
                              By:      /s/ Ashley Sekimoto
                                       ------------------------
                              Name:    Ashley Sekimoto
                              Title:   Attorney-in-Fact
                              Date:    August 28, 2012
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6. MATTHEW A. DRAPKIN

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         Item                                  Information
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Name:                         MATTHEW A. DRAPKIN
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Address:                      500 Crescent Court, Suite 230, Dallas, Texas 75201
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Designated Filer:             Becker Drapkin Management, L.P.
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Date of Event Requiring       August 24, 2012
Statement (Month/Day/Year):
--------------------------------------------------------------------------------
Issuer Name and Ticker or     Pixelworks, Inc. [PXLW]
Trading Symbol:
--------------------------------------------------------------------------------
Relationship of Reporting     10% Owner
Person(s) to Issuer:
--------------------------------------------------------------------------------
If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):
--------------------------------------------------------------------------------
Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:
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Signature:
                              By:      /s/ Ashley Sekimoto
                                       -----------------------
                              Name:    Ashley Sekimoto
                              Title:   Attorney-in-Fact
                              Date:    August 28, 2012
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